                                                                    EXHIBIT 99.1

                              SERVICING AGREEMENT
                              -------------------


     THIS SERVICING AGREEMENT (the "Servicing Agreement") is executed as of June 12, 2001, by and between PHONETEL TECHNOLOGIES, INC., an Ohio corporation ("PhoneTel"), and DAVEL COMMUNICATIONS, INC., a Delaware corporation ("Davel") (collectively referred to as the "Parties").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, PhoneTel and Davel have entered into a letter of intent as of the date hereof (the "Effective Date") evidencing their intention to enter into a strategic business combination (the "Merger") pursuant to the terms of a definitive agreement to be negotiated by the parties (the "Merger Agreement");

     WHEREAS, Davel and PhoneTel recognize that it is in the mutual best interests of PhoneTel and Davel to commence certain cost-saving initiatives prior to the Merger;

     WHEREAS, the respective Boards of Directors of PhoneTel and Davel have determined that the best interests of their respective stakeholders would be served by entering into this Servicing Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                        MUTUAL ENGAGEMENT FOR SERVICING
                        -------------------------------

     1.1  Reciprocal Appointment.  Davel hereby retains PhoneTel, and PhoneTel
          ----------------------
hereby agrees to provide services to Davel, upon the terms and subject to the conditions herein set forth (the "Davel Services"), in such circumstances as are set forth below, in accordance with the terms of this Servicing Agreement, and PhoneTel hereby retains Davel, and Davel hereby agrees to provide services to PhoneTel, upon the terms and subject to the conditions herein set forth (the "PhoneTel Services"), in such circumstances as are set forth below, in accordance with the terms of this Servicing Agreement.

     1.2  Davel Services.  Subject to the other terms and provisions of this
          --------------
Servicing Agreement and subject to mutually agreed upon modifications hereof reflecting specific or unique operating circumstances, in such Geographic Areas (as defined below) as are hereafter mutually (and irrevocably during the term of this Agreement) determined in writing by Davel and PhoneTel to be a Geographic Area (each, a "PhoneTel Geographic Area") in which PhoneTel shall be responsible for the following services with respect to Davel:

          (1) Assuming responsibility for all field operations, including the collection, repair, maintenance, service, installation/de-installation and modification of Davel's payphones and booths, in those designated PhoneTel Geographic Areas;

          (2) Collecting "polling" data on Davel's payphones in each PhoneTel Geographic Area and providing such data to Davel, together with any other raw operational data as is necessary to permit Davel to pay the proper commissions to Davel location owners (the "Davel Commission Amounts"); and

          (3) Reporting the collections of the coin from Davel's payphones in those designated PhoneTel Geographic Areas, counting the coin and paying the same to Davel by wire transfer on a weekly basis.

     1.3  PhoneTel Services.  Subject to the other terms and provisions of this
          -----------------
Servicing Agreement and subject to mutually agreed upon modifications hereof reflecting specific or unique operating circumstances, in such Geographic Areas (as defined below) as are hereafter mutually (and irrevocably during the term of this Agreement) determined in writing by Davel and PhoneTel to be a Geographic Area (each, a "Davel Geographic Area" and, together with all such Davel Geographic Areas and all PhoneTel Geographic Areas, the "Geographic Areas") in which Davel shall be responsible for the following services with respect to
PhoneTel:

          (1) Assuming responsibility for all field operation, including the collection, repair, maintenance, service, installation/de-installation and modification of PhoneTel's payphones and booths, in those designated Davel Geographic Areas;

          (2) Collecting "polling" data on PhoneTel's payphones in each Davel Geographic Area and providing such data to PhoneTel, together with any other raw operational data as is necessary to permit PhoneTel to pay the proper commissions to location owners (the "PhoneTel Commission Amounts"); and

          (3) Reporting the collections of the coin from PhoneTel's payphones in those designated Davel Geographic Areas, counting the coin and paying the same to PhoneTel by wire transfer on a weekly basis.

     1.4  Oversight. It is the intent of the Parties that mutual operating
          ---------
efficiencies will result from the actions undertaken pursuant to Sections 1.2 and 1.3, which will benefit Davel, PhoneTel and the combined entity. Each Party shall (promptly after the date hereof) designate one member of its senior management, and the two individuals so designated shall cooperate with one another and proceed to develop a plan and timetable for the implementation of the matters contemplated by this Agreement consistent with such intent of the parties and in a manner reasonably calculated to maximize the level of overall operating efficiencies that can be achieved by the Parties. In connection with the foregoing, such two designated individuals shall receive and consider recommendations from the senior management and boards of directors of Davel and PhoneTel.

     1.5  Retained Functions. Subject to the other terms and provisions of this
          ------------------
Servicing Agreement, each Party shall, absent subsequent mutual agreement by the Parties, be separately responsible for any services not specifically designated to one Party hereunder, including the following services for their respective businesses:

          (1) Preparing employee payroll, related taxes and employee benefits, including medical, 401(k) amounts, vacation time, etc.;

          (2) Paying location owner commissions and telephone line access and local service charges for its respective payphones;

          (3) Collecting all non-coin and dial-around revenue deriving from its respective payphones;

          (4) Managing its respective corporate office and executive functions (including accounting, financial services, tax, human resources, customer service, sales and senior management functions);

          (5) Maintaining commercial insurance coverage on, and all necessary permits and licenses for the operation of, its respective payphones; and

          (6) Paying all costs associated with field office operations, vehicle operations, including leases, fuel, and maintenance, solely in the Geographic Areas in which it has primary operational responsibility.

     1.6  Performance.
          -----------

          (1) Each Party shall perform its duties in a reasonably prudent and businesslike manner.

          (2) Nothing herein shall constitute a representation, warranty, covenant or guaranty by either Party concerning the future performance of the other Party's business.

     1.7  Other Matters to Be Determined.  With respect to each PhoneTel
          ------------------------------
Geographic Area and each Davel Geographic Area, the following (except as may otherwise be mutually agreed upon by the Parties at such time as each such Geographic Area is so allocated to either Party) shall apply:

          (1) As the owned and/or leased real property of Davel in any PhoneTel Geographic Area shall cease to serve any incremental purpose upon the implementation of this Servicing Agreement (with the operations or activities at such Davel locations being integrated into the PhoneTel location(s) in such Geographic Area), Davel shall use reasonable best efforts to sell, sublet or negotiate a lease termination for such real property, on as favorable terms as is reasonably practicable.

          (2) As the owned and/or leased real property of PhoneTel in any Davel Geographic Area shall cease to serve any incremental purpose upon the implementation of this

Servicing Agreement (with the operations or activities at such PhoneTel locations being integrated into the Davel location(s) in such Geographic Area), PhoneTel shall use reasonable best efforts to sell, sublet or negotiate a lease termination for such real property, on as favorable terms as is reasonably practicable.

          (3) All employees of Davel whose positions are eliminated as a result of this Servicing Agreement shall be dismissed by Davel, with Davel paying all severance costs associated therewith. With respect to Davel employees proposed to be dismissed, the Parties shall cooperate in such manner as to avoid or minimize, to the extent possible, any severance costs that may otherwise apply.

          (4) All employees of PhoneTel whose positions are eliminated as a result of this Servicing Agreement shall be dismissed by PhoneTel, with PhoneTel paying all severance costs associated therewith. With respect to PhoneTel employees proposed to be dismissed, the Parties shall cooperate in such manner as to avoid or minimize, to the extent possible, any severance costs that may otherwise apply.

     1.8  Non-Solicit. During the term of this Servicing Agreement, neither
          -----------
Party will, without the consent of the other Party, solicit or cause to be solicited for employment, or employ, any person who is now employed by the other Party.

                                  ARTICLE II
                                   PAYMENTS
                                   --------

     1.9  Allocation of Costs.  It is the intent of the Parties to share all
          -------------------
costs of field operations within each Geographic Area pro rata based on the number of payphones of each Party located therein. For purposes of determining the allocation of costs in each Geographic Area, the aggregate costs of field operations (excluding, for purposes of this Agreement, selling, general and administrative expenses of either Party) of both Parties in such Geographic Area for each calendar month shall be determined on the following basis: Such costs and the timing of their recognition shall consist of (i) costs incurred in the field for ongoing operations (as determined on the accrual basis in accordance with generally accepted accounting principles) plus (ii) cash disbursements for
                                               ----
employee severance, for lease termination costs with respect to vehicles or operating facilities that cease to be utilized and for other out-of-pocket costs of discontinuing operations (as and when such expenses are actually paid). Within seven days following the end of each calendar month, each Party shall exchange with the other Party a written calculation of its costs for each Geographic Area for the prior month (in a format mutually agreed upon by the Parties) and shall permit the other Party reasonable opportunity to review all books and records and other financial information relating thereto.

     1.10 Manner and Timing of Payments.  Based upon the exchange and review of
          -----------------------------
information set forth in Section 2.1 and consistent with the terms of such Section, the Parties shall (prior to the 15/th/ day following the end of each calendar month) mutually agree upon the aggregate net amount owing from one Party to the other Party with respect to the Parties sharing of all costs for those Geographic Areas in which consolidation of operations has occurred. Based on such determination, the applicable Party shall make a wire transfer payment (on such 15/th/ day following the end of the applicable calendar month) to the other Party in the net aggregate amount so determined to be owing. The Parties will cooperate in good faith to resolve any disputes that may arise in the completion of the cost calculations and netting process described herein.


                                  ARTICLE III
                                     TERM
                                     ----

     1.11 Term. The term of this Servicing Agreement shall commence as of the
          ----
date hereof, and shall terminate on the earlier of:

          (1)  the mutual agreement of both Parties;

          (2)  a termination effected in accordance with Article VI hereof;

          (3)  consummation of the Merger;

          (4)  termination of the Merger Agreement in accordance with its terms;

          (5)  December 31, 2001; or

          (6) Failure of the parties to execute the Merger Agreement by July 31, 2001.

     1.12 Extension of Term.  Notwithstanding Section 3.1, in the event of a
          -----------------
termination of this Agreement pursuant to any of Section 3.1(ii), (iv), (v) or
(vi) hereof, neither Party shall cease (and either or both Parties shall continue), as and to the extent requested by the other Party, to provide Davel Services in any one or more PhoneTel Geographic Areas or PhoneTel Services in any one or more Davel Geographic Areas, as the case may be, for up to an additional six-month period following the date of any such termination, with this Agreement continuing in effect with respect thereto for the limited purpose of providing a transitional period for each such Party.


                                  ARTICLE IV
                 RETENTION OF CONSULTANTS: ADDITIONAL SERVICES
                 ---------------------------------------------

     Each Party shall be permitted to retain, at its own expense, such third party consultants and professional advisors as such Party shall reasonably deem necessary in order to enable such Party to perform the services undertaken hereunder and the other duties, obligations or responsibilities imposed on such Party hereunder.


                                   ARTICLE V
                  RELATIONSHIP AND AUTHORITY; REPRESENTATIONS
                  -------------------------------------------

     Davel and PhoneTel shall not, by virtue of this Servicing Agreement or the performance thereof by either party, constitute a partnership, joint venture or joint enterprise in the performance of either of their respective duties hereunder. All debts and liabilities arising in the course of the operations of either Party's business are and shall be the obligations of such Party, and the other Party shall not be liable for any such obligations by reason of its services provided hereunder.

     1.13 Representations.
          ---------------

          (1)  Davel hereby represents and warrants to PhoneTel that:

               (1) Approval of Third Parties. No approval of any third party is required as a condition to the execution and delivery of this Servicing Agreement by Davel or its consummation of the transactions contemplated hereby. The obligation for the obtaining and receipt of any such approvals shall rest solely with Davel.

               (2) No Prohibition Against Transaction. Davel is not a party to, or otherwise subject to, any agreement, indenture, instrument, lease, judgment or any other decree or any other regulation or demand of any government bureau, board or agency which would prohibit the consummation of the transactions contemplated by this Servicing Agreement or which would otherwise be breached or impaired by such consummation.

               (3) Authority. This Servicing Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by Davel. This Servicing Agreement constitutes a valid and binding obligation of Davel duly enforceable against Davel in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights generally or by the availability of equitable remedies generally.

          (2)  PhoneTel hereby represents and warrants to Davel that:

               (1) Approval of Third Parties. No approval of any third party is required as a condition to the execution and delivery of this Servicing Agreement by PhoneTel or its consummation of the transactions contemplated hereby. The obligation for the obtaining and receipt of any such approvals shall rest solely with PhoneTel.

               (2) No Prohibition Against Transaction. PhoneTel is not a party to, or otherwise subject to, any agreement, indenture, instrument, lease, judgment or any other decree or any other regulation or demand of any government bureau, board or agency which would prohibit the consummation of the transactions contemplated by this Servicing Agreement or which would otherwise be breached or impaired by such consummation.

               (3) Authority. This Servicing Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by PhoneTel. This Servicing Agreement constitutes a valid and binding obligation of PhoneTel duly enforceable against PhoneTel in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights generally or by the availability of equitable remedies generally.

                                  ARTICLE VI
                        EVENTS OF DEFAULT: TERMINATION
                        ------------------------------

     1.14 Defaults.  Each of the following events shall constitute an "Event of
          --------
Default" by either Party under this Servicing Agreement:

          (1) The failure by such Party to perform any material duty or obligation imposed upon it under this Servicing Agreement or any other material breach of this Servicing Agreement by such Party; provided, however, that no such failure or breach shall be deemed to constitute an Event of Default unless such failure or breach continues for a period of thirty (30) days after such Party's receipt of written notice from the other Party of such failure or breach or, if such failure or breach is not capable of being cured within said thirty
(30)-day period, such noticed Party shall have failed diligently and in good faith to commence to cure the same within said thirty (30)-day period and to have diligently continued to prosecute the same during such thirty (30)-day period;

          (2) The commitment by such Party of any act of fraud, willful misconduct or gross negligence in connection with the performance of its duties hereunder.

     1.15 Right of Termination.  The occurrence of an Event of Default by either
          --------------------
party shall entitle the non-defaulting party to terminate this Servicing Agreement upon thirty (30) days prior written notice to the defaulting party, without any further obligation or liability to the defaulting party (other than the non-defaulting party's liability for any compensation accrued or otherwise payable under Article II hereof through the date of termination only and any liability under Article VII below or Section 3.2).


                                  ARTICLE VII
                                INDEMNIFICATION
                                ---------------

     1.16 General. Each Party shall indemnify the other Party and any present
          -------
or former officer, member, director, employee or agent of such other Party or the personal representatives thereof (or any direct or indirect subsidiary) ("Affiliates") made or threatened to be made a party in any civil or criminal action or proceeding by any person, arising out of or in connection with the execution and performance of this Servicing Agreement by such other Party and/or any of its Affiliates, against judgments, fines, amounts paid in settlement and reasonable expenses, including court costs, attorneys' fees and disbursements and those of accountants and other experts and consultants incurred as a result of such action or proceeding or any appeal therein. Each Party shall also provide such indemnification to the other Party or any of its Affiliates and the heirs, successors or assigns of such Affiliate and his or her representatives brought by reason of, arising out of in connection with, or by virtue of the fact that such person or entity is or was deemed to be a director or officer of the indemnifying Party (including indemnification in respect of any excise tax assessed on such a person in connection with service to an employee benefit plan), or served any other trust, partnership, corporation, limited liability company, joint venture, or other entity or enterprise in any capacity at the request of the indemnifying Party in connection with the services provided hereunder. Such required indemnification shall be subject only to the exception that no indemnification may be made to or on behalf of either Party or any of its Affiliates in the event and to the extent that a judgment or other final adjudication adverse to such person or entity establishes that his or its acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or it personally gained a financial profit or other advantage to which he or it was not legally entitled (provided, however, that indemnification shall be made upon any successful appeal of any such adverse judgment or final adjudication).

     1.17 Settlements.  In no event shall any party to any such proceeding be
          -----------
entitled to effect a settlement thereof without the written consent of all other parties to such proceeding, which consent shall not be unreasonably withheld or delayed, unless such settlement:

          (1) results in a dismissal with prejudice as to all of the claims in such proceeding with respect to a non-consenting party, and

          (2) does not require the non-consenting party to take any affirmative action (other than ministerial steps in connection with such settlement) and does not require the payment of any money by the non-consenting party.

     1.18 Non-Exclusive Remedies.  The foregoing right of indemnification shall
          ----------------------
not be deemed exclusive of any other rights to which any party, or their successors, assigns or the heirs or representatives, may be entitled apart from this Article VII.

     1.19 Disclaimer.  Neither Party nor any of their respective Affiliates
          ----------
shall be liable to the other Party or any of the shareholders of such other Party for any acts or omissions or for any error of judgment or mistake of fact or law, except for willful misconduct.

     1.20 Survival.  The provisions of this Article VII shall survive the
          --------
termination of this Servicing Agreement for a period of five (5) years.


                                 ARTICLE VIII
                             WAIVER AND INVALIDITY
                             ---------------------

     1.21 Waiver.  The failure of either party to insist upon a strict
          ------
performance of any of the terms or provisions of this Servicing Agreement or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy, but the same shall continue and remain in full force and effect. No waiver by either party of any term or provision hereof shall be deemed to have been made unless expressed in writing and signed by such party.

     1.22 Partial Invalidity.  In case any one or more of the provisions
          ------------------
contained in this Servicing Agreement should be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect against a party hereto, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and such invalidity, illegality or unenforceability shall only apply as to such party in the specific jurisdiction where such judgment shall be made.


                                  ARTICLE IX
                                    NOTICES
                                    -------

     All notices provided for in this Servicing Agreement shall be in writing and shall be delivered personally or by postage-prepaid registered or certified mail, at the following address of each party:

          To Davel:

               Davel Communications, Inc.
               10120 Windhorst Road
               Tampa, Florida 33619
               Attention: Bruce W. Renard, Esq.

          Copies of all notices to Davel to be sent to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention: R. Scott Falk, Esq.

          To PhoneTel:

               PhoneTel Technologies, Inc.
               1001 Lakeside Avenue, 7/th/ Floor
               Cleveland, Ohio 44114
               Attention: John D. Chichester

          Copies of all notices to PhoneTel to be sent to:

               Hahn Loeser & Parks LLP
               3300 BP Tower
               200 Public Square
               Cleveland, Ohio 44114
               Attention: F. Ronald O'Keefe, Esq.

     Notice shall be deemed given upon receipt thereof. Any party hereto may change the address herein specified for notice purposes by ten (10) days prior written notice to the other party. With the exception of default notices or a notice of the exercise of any right by a party to another party, copies of notices to attorneys are an accommodation only and are not necessary for the validity of a notice.

                                   ARTICLE X
                          APPLICABLE LAW; ARBITRATION
                          ---------------------------

     1.23 Governing Law.  This Servicing Agreement shall be governed by and
          -------------
construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles.

     1.24 Arbitration.  Any dispute or controversy between PhoneTel or any of
          -----------
its employees or Affiliates, and Davel or any of its employees or Affiliates, arising in connection with this Servicing Agreement, any amendment thereof, or the breach hereof or thereof shall be determined and settled by arbitration in Wilmington, Delaware, by a panel of three arbitrators in accordance with the rules of the American Arbitration Association. Any award rendered therein shall be final and binding upon the Parties and their respective Affiliates and their respective legal representatives and judgment may be entered in any court having jurisdiction thereof. The expenses of such arbitration shall be shared equally by the Parties.


                                  ARTICLE XI
                                CONFIDENTIALITY
                                ---------------

     1.25 Maintenance of Confidentiality.  Each of the parties shall, during the
          ------------------------------
term of this Servicing Agreement and at all times thereafter, maintain in confidence all proprietary information provided by one party to the other party in connection with this Servicing Agreement, except to the extent required by law. Each of the parties further agrees that it shall not use the proprietary or confidential information during the term of this Servicing Agreement or at any time thereafter for any purpose other than the performance of its obligations under this Servicing Agreement. Each party shall take all reasonable measures necessary to prevent any unauthorized disclosure of the proprietary or confidential information by any of its employees, agents or consultants, except to the extent required by law. Further, prior to public announcement of this Servicing Agreement, the parties shall keep the terms hereof in confidence. The Parties shall agree upon the text of a joint press release, to be issued promptly following the execution hereof, announcing the execution of this letter agreement and a letter of intent regarding a proposed business combination between the Parties.

     1.26 Permitted Disclosures.  Nothing herein shall prevent any party, or any
          ---------------------
employee, agent or consultant of any party from using, disclosing, or authorizing disclosure of any information it receives in connection with this Servicing Agreement which is disclosed in order to comply with a judicial order issued by a court of competent jurisdiction or with government laws or regulations, in which event, the disclosing party shall obtain the prior written consent of the non-disclosing party of the content of the disclosure, which consent shall not be unreasonably withheld or delayed.

                                 ARTICLE XII
                                 MISCELLANEOUS
                                 -------------

     1.27  Modifications; Counterparts. Any change or modification of this
           ---------------------------
Servicing Agreement must be in writing signed by both parties hereto. This Servicing Agreement shall be executed in one or more counterparts, each of which shall be deemed an original.

     1.28  Headings; Interpretation. Headings of Articles and Sections are
           ------------------------
inserted only for convenience and are in no way to be construed as a limitation of the scope of the particular Articles or Sections to which they refer. The term "including" shall mean "including without limitation".

     1.29  Entire Agreement. This Servicing Agreement constitutes the entire
           ----------------
agreement with respect to the subject matter hereof between the parties and supersedes all prior understandings and writings, and may be changed only by a writing signed by the parties hereto.

     1.30  Consents. All consents to be given by either party must be in
           --------
writing.

     1.31  Assignment. Neither party shall assign or transfer or permit the
           ----------
assignment or transfer this Servicing Agreement without the prior written consent of the other party.

                   *         *         *         *         *

     IN WITNESS WHEREOF, the parties hereto have executed this Servicing Agreement as of the date first above written.

                              PHONETEL TECHNOLOGIES, INC.


                              By:     /s/ John D. Chichester
                                 --------------------------------------
                              Its:        CEO
                                  -------------------------------------



                              DAVEL COMMUNICATIONS, INC.


                              By:     /s/ Raymond A. Gross
                                 --------------------------------------
                              Its:        CEO
                                  -------------------------------------